RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS



                      Supplement Dated February 18, 2003 to

             Statement of Additional Information Dated June 30, 2002


     The fifth paragraph under "PORTFOLIO TRANSACTIONS AND BROKERAGE" on page B-19 of the SAI is deleted and replaced with the following:

     The placement of portfolio transactions with broker-dealers who sell shares of the Portfolios is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided the Trust's officers and the Advisor are satisfied that the Portfolios are receiving the most favorable price and execution available, the Advisor may also consider a variety of other factors in the selection of broker-dealers to execute the Portfolios' transactions, including the sale of the Portfolios' shares, the inclusion of the Advisor or the Portfolios on lists of recommended investment organizations, or the referral of prospective shareholders for the Portfolios. These arrangements could be viewed as creating a conflict of interest between the Advisor's interest in benefiting from further such efforts by those broker-dealers and the Advisor's fiduciary duty to obtain best execution for the Portfolios.

     The eighth paragraph under in that section is deleted and replaced with the following:

     The Portfolios do not effect securities transactions through broker-dealers in accordance with any formula, nor do they effect securities transactions through such broker-dealers solely for selling shares of the Portfolios or providing other potential marketing benefits to the Portfolios. However, as stated above, the Portfolios and the Advisor may from time to time benefit from marketing or distribution efforts by broker-dealers who execute transactions for the Portfolios.


               [Please retain this supplement with your records.]